================================================================================

THE THERMO OPPORTUNITY FUND, INC.

312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202
                                                        [LOGO]
BOARD OF DIRECTORS
Francis S. Branin, Jr.
Blair M. Brewster
Henson L. Jones, Jr.
Hollis S. McLoughlin
Gregory E. Ratte

INVESTMENT ADVISER
Brundage, Story and Rose, llc
One Broadway
New York, New York  10004

TRANSFER AGENT
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio  45263

SHAREHOLDER SERVICES                       THE THERMO OPPORTUNITY FUND, INC.
Nationwide: (Toll Free) 888-254-6872                 ANNUAL REPORT
                                                   NOVEMBER 30, 1999
WEBSITE
www.thermofund.com

                                        ========================================

================================================================================

THE THERMO OPPORTUNITY FUND, INC.

The Thermo Opportunity Fund is a non-diversified, closed-end management investment company that invests primarily in securities issued by subsidiaries of Thermo Electron Corporation (Thermo Electron or TMO). The Fund's investment objective is to seek long-term capital appreciation.

STOCK

Ticker Symbol  TMF
(American Stock Exchange)

Market Price
as of 11/30/99 $7.4375

Net Asset Value
as of 11/30/99 $8.97

Shares Outstanding  1,755,417


                               PORTFOLIO SECTORS
                               NOVEMBER 30, 1999

               Cash                                         2.7%
               Convertible Bonds                            2.7%
               Private Placements                           2.6%
               Common Stocks:  Non-TMO Subsidiaries         1.4%
               Common Stocks:  TMO Subsidiaries            90.6%

                                        ========================================
                                                         THERMO OPPORTUNITY FUND
1

LETTER TO SHAREHOLDERS                                             JULY 12, 1999
================================================================================

DEAR FELLOW SHAREHOLDERS:

As many of you know, the Board of Directors of the Thermo Opportunity Fund announced in November, 1999 that in light of Thermo Electron's ongoing restructuring plans, the Board was going to recommend to shareholders that the Fund be liquidated and the assets distributed to shareholders. The rationale behind this decision was that in view of the shrinking of the universe of Thermo Electron Subsidiaries, it was becoming impossible to effectively manage your Fund along its stated investment criteria. Given this fact, our choices were to recommend changing the investment objectives of the Fund, merging the Fund into another diversified mutual fund, converting the Fund into an open-ended mutual fund or liquidating the Fund.

After an exhaustive six-month review of the options, the Board of Directors of Thermo Opportunity Fund concluded that the long-term interest of our shareholders would be best served by liquidation of the Fund and distribution of the Fund's assets. In particular, by recommending a timely and orderly liquidation, we would allow the shareholders to capture the discount to Net Asset Value at which your Fund has traded, and yet also provide the flexibility to take advantage of the ongoing reorganization at Thermo Electron to enhance the Net Asset Value as much as possible during this liquidation process. While we are disappointed to have come to this conclusion, we do believe it is in the interest of the Thermo Opportunity Fund shareholders and we urge you to review the proxy material outlining this proposal when you receive it.

For the 1999 calendar year, performance for the Thermo Opportunity Fund was reasonably good. We once again handily outperformed both Thermo Electron and a weighted portfolio of its Subsidiaries and, despite the shares of Thermo Electron being down for the full year, the market value return of the Fund was up a respectable 20% for the same period. Also of note, we saw the discount to Net Asset Value at which your Fund has consistently traded begin to decline over the course of the year. Furthermore, and as we have outlined below, we have positioned the Fund in such a way that it has benefited from a subsequent round of restructuring at Thermo Electron. In this regard, more than half of your Fund is concentrated in the Thermo Instrument family of Subsidiaries.

Subsequent to the end of our fiscal year, Thermo Electron dramatically expanded its restructuring, announcing that it will take private all of its remaining subsidiaries but three, one of which, Thermo Fibertek, will be spun off directly to Thermo Electron shareholders and two of which, Trex Medical and Thermo Cardiosystems, will be sold outright. While this announcement represents the final repudiation of the spin-out model, from the stand point of the Fund, it should provide a good environment in which to implement the plan of liquidation if and when it has been approved by shareholders. Our goal over the next few months is to sell off the Fund's holdings in an orderly fashion and distribute the Fund's assets to shareholders as soon as practicable following the shareholders' meeting scheduled for April 11, 2000.

Sincerely yours,

/s/ Gregory E. Ratte'

Gregory E. Ratte',
Chairman of the Board

================================================================================

               THERMO OPPORTUNITY FUND INTERIM PERFORMANCE UPDATE
                     FROM NOVEMBER 30, 1998 TO NOVEMBER 1999

                               [GRAPHIC OMITTED]

                                                       11/30/99
                                                       --------
               TMF Share Price
               TMF Net Asset Value
               Thermo Electron Corporation
               Thermo Electron Subsidiaries


                    THERMO OPPORTUNITY FUND INDUSTRY GROUPS
                                NOVEMBER 30, 1998

                    Cash                               2.7%
                    Alternative Energy Systems         2.8%
                    Private Placements                 5.3%
                    Bio-Medical Products              13.7%
                    Advanced Technologies             25.0%
                    Process Equipment                  0.1%
                    Environmental Services             0.1%
                    Instruments                       50.3%

                                        ========================================
                                                         THERMO OPPORTUNITY FUND
3

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999
================================================================================
ASSETS
Investment securities:
     At amortized cost (Original cost $20,890,648) ............    $ 20,930,095
                                                                   ============
     At market value (Note 1) .................................    $ 15,321,021
Cash ..........................................................         367,894
Interest receivable ...........................................          11,884
Organization expenses, net (Note 1) ...........................          62,744
Receivable from Adviser (Note 3) ..............................          12,391
                                                                   ------------
     TOTAL ASSETS .............................................      15,775,934
                                                                   ------------
LIABILITIES
Other accrued expenses and liabilities ........................          30,000
                                                                   ------------
     TOTAL LIABILITIES ........................................          30,000
                                                                   ------------

NET ASSETS ....................................................    $ 15,745,934
                                                                   ============
Net assets consist of:
Common stock - par value $0.001 per share
     Authorized 16,000,000 shares, Outstanding 1,755,417 shares    $      1,755
Additional paid-in capital ....................................      23,811,421
Accumulated net realized losses from security transactions ....      (2,458,168)
Net unrealized depreciation on investments ....................      (5,609,074)
                                                                   ------------
Net assets ....................................................    $ 15,745,934
                                                                   ============

Net asset value per share (Note 1) ............................    $       8.97
                                                                   ============

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1999
================================================================================
INVESTMENT INCOME
     Interest ...................................................     $ 114,727
     Dividends ..................................................           600
                                                                      ---------
          TOTAL INVESTMENT INCOME ...............................       115,327
                                                                      ---------
EXPENSES
     Investment advisory fees (Note 3) ..........................       127,243
     Administrative services fees (Note 3) ......................        60,000
     Amortization of organization expenses (Note 1) .............        36,000
     Directors' fees and expenses ...............................        33,309
     Legal fees .................................................        29,839
     Audit fees .................................................        17,389
     Insurance expense ..........................................        15,534
     Reports to shareholders ....................................        12,282
     Transfer agent fees ........................................         9,729
     Custodian fees .............................................         5,756
     Postage and supplies .......................................         4,904
     Exchange listing fees ......................................         3,176
     Other expenses .............................................         1,129
                                                                      ---------
          TOTAL EXPENSES ........................................       356,290
     Fees waived by the Adviser (Note 3) ........................       (33,184)
     Fees waived by the Administrator (Note 3) ..................        (5,000)
                                                                      ---------
          NET EXPENSES ..........................................       318,106
                                                                      ---------

NET INVESTMENT LOSS .............................................      (202,779)
                                                                      ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized losses from security transactions .............      (273,246)
     Net change in unrealized appreciation/
          depreciation on investments ...........................       522,148
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................       248,902
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................     $  46,123
                                                                      =========


See accompanying notes to financial statements.

                                        ========================================
                                                         THERMO OPPORTUNITY FUND
5

THE THERMO OPPORTUNITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the YEARS Ended NOVEMBER 30, 1999 and 1998
============================================================================================
                                                                  Year              Year
                                                                 Ended             Ended
                                                              November 30,      November 30,
                                                                  1999              1998
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment loss ................................     $   (202,779)     $   (335,188)
     Net realized losses from security transactions .....         (273,246)       (1,378,681)
     Net change in unrealized appreciation/
          depreciation on investments ...................          522,148        (3,709,042)
                                                              ------------      ------------
Net increase (decrease) in net assets from operations ...           46,123        (5,422,911)
                                                              ------------      ------------
FROM COMMON STOCK TRANSACTIONS:
     Payments for the repurchase of common stock (Note 4)          (35,544)               --
                                                              ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS ...................           10,579        (5,422,911)

NET ASSETS:
     Beginning of year ..................................       15,735,355        21,158,266
                                                              ------------      ------------
     End of year ........................................     $ 15,745,934      $ 15,735,355
                                                              ============      ============

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================
                                                        Year             Year             Year           Period
                                                       Ended            Ended            Ended            Ended
                                                    November 30,     November 30,     November 30,     November 30,
                                                        1999             1998             1997            1996(A)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........     $     8.94       $    12.02       $    13.66       $    14.10
                                                     ----------       ----------       ----------       ----------
Income (loss) from investment operations:
     Net investment income (loss) ..............          (0.12)           (0.19)           (0.17)            0.07
     Net realized and unrealized gains (losses)
          on investments .......................           0.15            (2.89)           (1.41)           (0.42)
                                                     ----------       ----------       ----------       ----------
Total from investment operations ...............           0.03            (3.08)           (1.58)           (0.35)
                                                     ----------       ----------       ----------       ----------
Less distributions:
     Dividends from net investment income ......             --               --            (0.06)              --
                                                     ----------       ----------       ----------       ----------

Effect of initial public offering costs ........             --               --               --            (0.09)
                                                     ----------       ----------       ----------       ----------

Net asset value at end of period ...............     $     8.97       $     8.94       $    12.02       $    13.66
                                                     ==========       ==========       ==========       ==========

Market value at end of period ..................     $     7.44       $     7.25       $     9.50       $    13.75
                                                     ==========       ==========       ==========       ==========

Total investment return based on net asset value          0.34%          (25.62%)         (11.59%)          (3.12%)
                                                     ==========       ==========       ==========       ==========

Total investment return based on market value ..          2.59%          (23.68%)         (30.56%)          (2.48%)
                                                     ==========       ==========       ==========       ==========

Net assets at end of period (000's) ............     $   15,746       $   15,735       $   21,158       $   24,048
                                                     ==========       ==========       ==========       ==========

Ratio of net expenses to average net assets(B) .          2.00%            1.78%            1.66%            1.53%(C)

Ratio of net investment income (loss)
     to average net assets .....................         (1.27%)          (1.66%)          (1.33%)           1.62%(C)

Portfolio turnover rate ........................            56%              37%              47%              12%(C)

(A) Represents the period from the initial public offering of shares (August 6, 1996) through November 30, 1996. No income was earned or expenses incurred from the commencement of operations through the date of initial public offering.
(B) Absent fee waivers, the ratio of expenses to average net assets would have been 2.24%, 1.91%, 1.81% and 1.56%(C) for the periods ended November 30, 1999, 1998, 1997 and 1996, respectively (Note 3).
(C)  Annualized.

See accompanying notes to financial statements.

                                        ========================================
                                                         THERMO OPPORTUNITY FUND
7

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
================================================================================
                                                                      Market
  Shares     COMMON STOCKS -- 93.2%                                    Value
--------------------------------------------------------------------------------
             INSTRUMENTS-- 50.3%
 198,466     Metrika Systems Corp.* ...........................    $  1,190,796
 149,733     ONIX Systems, Inc.* ..............................         879,681
  65,500     Thermo BioAnalysis Corp.* ........................       1,154,438
  25,000     Thermo Instrument Systems, Inc.* .................         295,313
 361,500     Thermo Optek Corp.* ..............................       3,637,594
  74,100     ThermoQuest Corp.* ...............................         764,156
                                                                   ------------
                                                                      7,921,978
                                                                   ------------
             ADVANCED TECHNOLOGIES-- 25.0%
 104,000     Thermedics Detection, Inc.* ......................         975,000
 364,500     ThermoTrex Corp.* ................................       2,961,563
                                                                   ------------
                                                                       3,936,563
                                                                   ------------
             BIO-MEDICAL PRODUCTS-- 13.7%
  83,900     Thermedics, Inc.* ................................         477,181
 215,400     Thermo Cardiosystems, Inc.* ......................       1,494,337
  68,400     Trex Medical Corp.* ..............................         188,100
                                                                   ------------
                                                                      2,159,618
                                                                   ------------
             PRIVATE PLACEMENTS(A)-- 2.6%
  50,000     Thermo Trilogy Corp.* (Environmental Services) ...         412,500
                                                                   ------------

             ALTERNATIVE ENERGY SYSTEMS-- 1.4%
 206,900     KFX, Inc.* .......................................         219,831
                                                                   ------------

             ENVIRONMENTAL SERVICES-- 0.1%
   4,000     Randers Killam Group, Inc.* ......................          17,000
                                                                   ------------

             PROCESS EQUIPMENT-- 0.1%
     500     Thermo Fibertek, Inc.* ...........................           3,531
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $20,110,649) ...........    $ 14,671,021
                                                                   ------------

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTS
(CONTINUED)
================================================================================
   Par                                                                 Market
  Value      CONVERTIBLE BONDS -- 4.1%                                  Value
--------------------------------------------------------------------------------
$425,000     Thermo EuroTech N.V., 2.50%, 8/31/01(A) ..........    $    425,000
 500,000     KFX, Inc., 6.00%, 7/23/02 ........................         225,000
--------                                                           ------------
$925,000     TOTAL CONVERTIBLE BONDS (Cost $819,446) ..........    $    650,000
                                                                   ------------

             TOTAL INVESTMENT SECURITIES -- 97.3%
             (Cost $20,930,095) ...............................    $ 15,321,021

             TOTAL ASSETS IN EXCESS OF LIABILITIES -- 2.7% ....         424,913
                                                                   ------------

             NET ASSETS -- 100.0% .............................    $ 15,745,934
                                                                   ============

* Non-income producing security.

(A) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

See accompanying notes to financial statements.

                                        ========================================
                                                         THERMO OPPORTUNITY FUND
9

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Thermo Opportunity Fund, Inc. (the Fund) was organized under Maryland law on May 16, 1996 as a non-diversified, closed-end investment company. The Fund commenced operations on June 19, 1996, when Brundage, Story and Rose, llc (the Adviser), purchased 6,667 shares at $15 per share to provide the Fund with its initial $100,000 of capital. The Fund commenced the public offering of shares on August 6, 1996. The Fund is listed on the American Stock Exchange with a symbol of "TMF."

The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities issued by direct and indirect subsidiaries of Thermo Electron Corporation (Thermo Electron). The Fund may also invest in securities issued by companies not affiliated with Thermo Electron which either (i) engage in the same or related industries as Thermo Electron or one or more of its subsidiaries or (ii) practice a spin-out strategy similar to that practiced by Thermo Electron.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued weekly (each Friday) and on the last business day of each month as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. The Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of the Fund is calculated weekly (each Friday) and on the last business day of each month by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on the trade date. Securities sold are accounted for on a specific identification basis.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments as of November 30, 1999:

--------------------------------------------------------------------------------
Gross unrealized appreciation .......................             $    703,024
Gross unrealized depreciation .......................               (6,582,236)
                                                                  ------------
Net unrealized depreciation .........................             $ (5,879,212)
                                                                  ============
Federal income tax cost .............................             $ 21,200,233
                                                                  ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of November 30, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $2,188,029, none of which expire prior to November 30, 2005. These capital loss carryforwards may be utilized in the future years to offset net realized capital gains prior to distributing such gains to shareholders. The Fund's net investment loss of $202,779 for the year ended November 30, 1999 has been reclassified to paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $8,680,549 and $8,641,349, respectively, during the year ended November 30, 1999.

                                        ========================================
                                                         THERMO OPPORTUNITY FUND
11

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================
3.   TRANSACTIONS WITH AFFILIATES

Certain Directors and officers of the Fund are principals of the Adviser. Certain officers of the Fund are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent for the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of its average daily net assets.

In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $33,184 of its investment advisory fees during the year ended November 30, 1999.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS calculates the weekly and month end net asset value per share and maintains the financial books and records of the Fund, supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission, and materials for meetings of the Board of Directors. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets, subject to a $5,000 monthly minimum. During the year ended November 30, 1999, CFS voluntarily waived $5,000 of its administrative services fees.

4.   STOCK REPURCHASE PROGRAM

On April 20, 1999, the Board of Directors authorized the Fund to purchase, from time to time, up to 25% of its common stock in the open market. As of November 30, 1999, 5,000 shares had been repurchased under the stock repurchase program.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

ARTHUR ANDERSEN LLP                                         [LOGO]


To the Shareholders and Board of Directors of The Thermo Opportunity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Thermo Opportunity Fund, Inc., including the portfolio of investments, as of November 30, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thermo Opportunity Fund, Inc. as of November 30, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
December 29, 1999

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                                                         THERMO OPPORTUNITY FUND
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